EXHIBIT 24.1


                             POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Don J. McDermett, Jr. and Mark H. Kleinman, or either of them, the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Sterling Software, Inc., a Delaware corporation (the "Corporation"), a Registration Statement on Form S-8 or any other appropriate form (the "Registration Statement"), for the purpose of registering pursuant to the Securities Act of 1933, as amended, the shares of Common Stock, par value $0.10 per share, of the Corporation issuable upon the exercise of options granted pursuant to the Information Advantage, Inc. 1992 Stock Option Plan and 1997 Equity Incentive Plan and the IQ Software Corporation 1993 Stock Option Plan,1987 Stock Option Plan and 1994 Non-Employee Directors Stock Option Plan, and to sign any or all amendments and any or all post effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys in-fact, each of them with or without the other, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys in-fact or either of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

      Dated:    August 20, 1999


     /s/ Sterling L. Williams                  /s/ R. Logan Wray
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       Sterling L. Williams                      R. Logan Wray


           /s/ Sam Wyly                      /s/ Michael C. French
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             Sam Wyly                          Michael C. French


     /s/ Charles J. Wyly, Jr.                 /s/ Phillip A. Moore
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       Charles J. Wyly, Jr.                     Phillip A. Moore


         /s/ Evan A. Wyly                     /s/ Donald R. Miller
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           Evan A. Wyly                         Donald R. Miller


      /s/ Robert J. Donachie                  /s/ Alan W. Steelman
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        Robert J. Donachie                      Alan W. Steelman